Exhibit 10.4

Prepared by after recording return to:
Aster & Hadden LLP
925 Euclid Avenue, Suite 1100
Cleveland, OH 44115
Attention:  Daniel K. Wright, II, Esq.
Telephone:  (216) 696-5188

STATE OF MISSISSIPPI

COUNTY OF HARRISON

FIRST AMENDMENT TO
AMENDED AND RESTATED SIXTEENTH SECTION
COMMERCIAL LEASE CONTRACT

This First Amendment to Amended and Restated Sixteenth Section Commercial Lease Contract (this “First Amendment”) dated as of the 18 day of Nov, 2002 (the “Effective Date”), by and between the Harrison County Board of Education, whose address is Box 1090, Gulfport, MS 39502 (“Lessor”) and Gulfport Retail Partners, L.P., a Texas limited partnership, whose address is 6909 Vassar, Dallas, Texas 75205, Phone (214) 360-0015 (“Lessee”).

WHEREAS, the parties hereto entered into that certain Sixteenth Section Commercial Contract dated as of July 28, 1998, by and between Lessor and Lessee, filed for record July 28, 1998 in Records of Deed Book 1417, pages 512 through 528, inclusive, in the Office of the Chancery Clerk of Harrison County, Mississippi; and

WHEREAS, the parties hereto entered into that certain Amended and Restated Sixteenth Section Commercial Contract dated as of July 28, 1998, by and between Lessor and Lessee, filed for record November 18, 1998 in Records of Deeds Book 1431, pages 322 through 339, inclusive, in the Office of the Chancery Clerk of Harrison County, Mississippi (the “Amended and Restated Lease”); and

WHEREAS, the parties hereto desire to amend, modify and supplement the Amended and Restated Lease.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, the parties do hereby agree as follows:

1.Unless otherwise defined herein, terms set forth in initial capitals herein shall have the respective meanings ascribed thereto in the Amended and Restated Lease.

2.As of the Effective Date, the legal description of the leased premises in the Amended and Restated Lease is hereby substituted in its entirety, with the legal description attached hereto as Exhibit “A” and incorporated hereto for all purposes.

3.The amount of annual ground rental payable by Lessee to Lessor for non-gaming commercial use shall be equitably adjusted as of the Effective Date based on the number of acres of land under the Amended and Restated Lease, as amended by this First Amendment. Such adjustment shall result in Lessee paying to Lessor the amounts of annual rentals set forth on Exhibit “B”, attached hereto and incorporated herein for all purposes.

4.Except as amended, modified and supplemented herein, the Amended and Restated Lease shall be and remain unchanged, in full force and effect, same being hereby ratified and confirmed by Lessor and Lessee.

5.Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this First Amendment on behalf of all entities named below on whose behalf he or she has so acted.

6.This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Mississippi, shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, and shall run with the land.

7.Attached hereto and made a part hereof is that certain Approval (the “Approval”) executed by Harrison County, Mississippi Board of Supervisors. This First Amendment and the Approval may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, and all of which shall together constitute one and the same document, and shall be binding on the signatories; and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this First Amendment is executed by Lessor pursuant to order entered upon its minutes and is subject to the approval of this First Amendment by the Harrison County Board of Supervisors. This First Amendment is executed by parties on the dates set forth in their respective acknowledgements hereof, but effective as of the Effective Date

LESSOR:	HARRISON COUNTY BOARD OF EDUCATION
	By:	/s/ Henry Arledge
Henry Arledge, Superintendent of Education

	By:	/s/ Teddy Harder
Teddy Harder, President of the Board of Education

STATE OF MISSISSIPPI	)
) SS:
COUNTY OF HARRISON	)

This day personally appeared before me, the undersigned authority at law in and for the above named State and County, the within named Superintendent of Education and the President of the Board of Education of Harrison County, Mississippi, who acknowledged that they signed and delivered the above and foregoing instrument of writing on the day and year therein mentioned, in the capacity therein set forth, and after having been authorized to do so by Order of said Board as recorded in Minute Book ___ at Page ___.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 18 day of Nov., 2002.

/s/ Jodi L. Trosclair
Notary Public

My Commission Expires: 4/4/03

LESSEE:		GULFPORT RETAIL PARTNERS, L.P., a
Texas limited partnership

	By:	T.W. Realty, Inc., a Texas corporation,
General Partner

	By:	/s/ Terry N. Worrell
Terry N. Worrell, President

STATE OF TEXAS	)
) SS:
COUNTY OF DALLAS	)

Personally appeared before me, the undersigned authority in and for the said county and State, on this 25th day of November, 2002, within my jurisdiction, the within named Terry N. Worrell, who acknowledged to me that he is President of T.W. Realty, Inc., a Texas corporation and general partner of Gulfport Retail Partners, L.P., a Texas limited partnership, and that for and on behalf of said corporation as general partner of said limited partnership, and as the act and deed of said corporation as general partner of said limited partnership, and as the act and deed of said limited partnership, he executed the above and foregoing instrument, after first having been duly authorized by said corporation and said limited partnership so to do.

/s/ Nancy Hicks
Notary Public
My Commission Expires:

NANCY HICKS
Notary Public. State of Texas
My Commission Expires 09-17-03

APPROVAL

The Harrison County, Mississippi Board of Supervisors does hereby approve this the foregoing First Amendment and the consideration stipulated in the Amended and Restated Lease as amended by said First Amendment.

WITNESS THE SIGNATURE of said Board of Supervisors on this 2nd day of December, 2002.

HARRISON COUNTY, MISSISSIPPI BOARD OF SUPERVISORS

By:	/s/ William W. Martin
Name:	William W. Martin
Title:	President

STATE OF MISSISSIPPI	)
) SS:
COUNTY OF HARRISON	)

This day personally appeared before me, the undersigned authority at law in and for the above named State and County, the within named William W. Martin of the Board of Supervisors of Harrison County, Mississippi, who acknowledged that he/she signed and delivered the above and foregoing instrument of writing on the day and year therein mentioned, in the capacity therein set forth, and after having been authorized to do so by Order of said Board as recorded in Minute Book __ at Page ___.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 2nd day of December, 2002.

/s/ Diana L. Frederick
Notary Public
My Commission Expires:	7-12-2003

EXHIBIT “A”

A PARCEL OF LAND SITUATED IN THE NORTH 1/2 OF SECTION 16, TOWNSHIP 7 SOUTH, RANGE 11 WEST, FIRST JUDICIAL DISTRICT, CITY OF GULFPORT, HARRISON COUNTY, MISSISSIPPI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SECTION 16, TOWNSHIP 7 SOUTH, RANGE 11 WEST, HARRISON COUNTY, MISSISSIPPI, THENCE SOUTH 89° 42’ 00” WEST A DISTANCE OF 71.44 FEET TO A POINT; THENCE SOUTH 00° 08’ 23” WEST A DISTANCE OF 64.06 FEET TO A POINT, SAID POINT BEING THE INTERSECTION OF THE SOUTH RIGHT OF WAY OF COMMUNITY ROAD AND THE WEST RIGHT OF WAY OF KLEIN ROAD; THENCE SOUTH 89° 36’ 43” WEST ALONG SAID SOUTH RIGHT OF WAY OF COMMUNITY ROAD WITH AN EXISTING 100.00 FOOT RIGHT OF WAY FOR A DISTANCE OF 767.33 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00° 19’ 04” WEST A DISTANCE OF 1,702.44 FEET TO AN IRON PIPE FOUND; THENCE SOUTH 85° 23’ 47” East A DISTANCE OF 76.21 FEET TO A POINT; THENCE SOUTH 00° 19’ 04” WEST A DISTANCE OF 857.40 FEET TO A POINT; THENCE ALONG A CURVE TO THE RIGHT HAVING A DELTA ANGLE OF 40° 58’ 03”, A RADIUS OF 842.50 FEET, AND AN ARC LENGTH OF 602.40 FEET TO A POINT THAT IS NORTH 65° 38’ 53” WEST A DISTANCE OF 589.65 FEET FROM THE LAST DESCRIBED POINT; THENCE NORTH 45° 09’ 51” WEST A DISTANCE OF 245.18 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A TANGENT CURVE TO THE LEFT; THENCE ALONG SAID CURVE HAVING A DELTA ANGLE OF 27° 27’ 53”, A RADIUS OF 1,555.00 FEET, A TANGENT OF 380.00 FEET, AND AN ARC LENGTH OF 745.39 FEET TO A POINT; THENCE NORTH 72° 37’ 44” WEST A DISTANCE OF 624.00 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A CURVE TO THE LEFT; THENCE ALONG SAID CURVE HAVING A DELTA ANGLE OF 06° 19’ 43”, A RADIUS OF 804.50 FEET, A TANGENT OF 44.48 FEET, AND AN ARC LENGTH OF 88.86 FEET TO A POINT; THENCE FROM SAID POINT RUN ALONG A CURVE TO THE LEFT HAVING A DELTA ANGLE OF 35° 05’ 23”, A RADIUS OF 400.00 FEET, A TANGENT OF 126.46 FEET, AND AN ARC LENGTH OF 244.97 FEET TO A POINT; THENCE NORTH 46° 06’ 32” WEST A DISTANCE OF 182.87 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A CURVE TO THE RIGHT; THENCE ALONG SAID CURVE HAVING A DELTA ANGLE OF 50° 27’ 19”, A RADIUS OF 400.00 FEET, A TANGENT OF 188.46 FEET, AND AN ARC LENGTH OF 352.25 FEET TO A POINT; THENCE NORTH 04° 20’ 48” EAST A DISTANCE OF 199.23 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A CURVE TO THE RIGHT; THENCE RUN ALONG SAID CURVE HAVING A DELTA ANGLE OF

29° 51’ 56”, A RADIUS OF 350.00 FEET, A TANGENT OF 93.34 FEET, AND AN ARC LENGTH OF 182.44 FEET TO A POINT; THENCE NORTH 34° 12’ 43” EAST A DISTANCE OF 629.57 FEET TO A POINT, SAID POINT BEING ON THE SOUTH RIGHT OF WAY LINE OF SAID COMMUNITY ROAD; THENCE NORTH 89° 36’ 43” EAST ALONG SAID RIGHT OF WAY A DISTANCE OF 70.65 FEET TO A POINT; THENCE SOUTH 00° 07’ 48” EAST A DISTANCE OF 458.50 FEET TO A POINT; THENCE NORTH 89° 36’ 43” EAST A DISTANCE OF 380.00 FEET TO A POINT; THENCE NORTH 00° 07’ 48” WEST A DISTANCE OF 458.50 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF SAID COMMUNITY ROAD; THENCE NORTH 89° 36’ 43” EAST ALONG SAID RIGHT OF WAY A DISTANCE OF 50.00 FEET TO A POINT; THENCE SOUTH 00° 07’ 48” EAST A DISTANCE OF 458.50 FEET TO A POINT; THENCE NORTH 89° 36’ 43” EAST A DISTANCE OF 329.90 FEET TO A POINT; THENCE NORTH 13° 10’ 49” EAST A DISTANCE OF 471.66 FEET TO A POINT, SAID POINT BEING ON THE SOUTH RIGHT OF WAY OF SAID COMMUNITY ROAD; THENCE NORTH 89° 36’ 43” EAST ALONG SAID RIGHT OF WAY A DISTANCE OF 963.74 FEET TO THE POINT OF BEGINNING. SAID PARCEL CONTAINS 3,925,553.79 SQUARE FEET OR 90.12 ACRES, MORE OR LESS AND BEING SITUATED IN AND A PART OF THE NORTH l/2 OF SECTION 16, TOWNSHIP 7 SOUTH, RANGE 11 WEST, FIRST JUDICIAL DISTRICT, CITY OF GULFPORT, HARRISON COUNTY, MISSISSIPPI.

EXHIBIT “B”

Gulfport Retail Partners, L.P. Annual Rentals

Lease Year	ARP	Rental
Effective Date – November 7, 2003	1.04	81,159.11
November 8, 2003 – November 7, 2004	1.05	85,217.07
November 8, 2004 – November 7, 2005	1.05	89,477.92
November 8, 2005 – November 7, 2006	1.05	93,951.82
November 8, 2006 – November 7, 2007	1.05	98,649.41
November 8, 2007 – November 7, 2008	1.05	103,581.88
November 8, 2008 – November 7, 2009	1.05	108,760.97
November 8, 2009 – November 7, 2010	1.05	114,199.01
November 8, 2010 – November 7, 2011	1.05	119,908.96
November 8, 2011 – November 7, 2012	1.05	125,904.40
November 8, 2012 – November 7, 2013	1.05	132,199.62
November 8, 2013 – November 7, 2014	1.05	138,809.60
November 8, 2014 – November 7, 2015	1.05	145,750.08
November 8, 2015 – November 7, 2016	1.05	153,037.58
November 8, 2016 – November 7, 2017	1.05	160,689.45
November 8, 2017 – November 7, 2018	1.05	168,723.92
November 8, 2018 – November 7, 2019	1.05	177,160.11
November 8, 2019 – November 7, 2020	1.05	186,018.11
November 8, 2020 – November 7, 2021	1.05	195,319.01
November 8, 2021 – November 7, 2022	1.05	205,084.96
November 8, 2022 – November 7, 2023	1.05	215,339.20
November 8, 2023 – November 7, 2024	1.05	226,106.16
November 8, 2024 – November 7, 2025	1.05	237,411.46
November 8, 2025 – November 7, 2026	1.05	249,282.03
November 8, 2026 – November 7, 2027	1.05	261,746.13
November 8, 2027 – November 7, 2028	1.05	274,833.43
November 8, 2028 – November 7, 2029	1.05	288,575.10
November 8, 2029 – November 7, 2030	1.05	303,003.85
November 8, 2030 – November 7, 2031	1.05	318,154.04
November 8, 2031 – November 7, 2032	1.05	334,061.74
November 8, 2032 – November 7, 2033	1.05	350,764.82